EXHIBIT 10(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Independent Registered Public Accounting Firm” in the Prospectuses and Statements of Additional Information, and to the use of our reports: (1) dated April 8, 2009, with respect to the statutory-basis financial statements and schedules of Monumental Life Insurance Company, (2) dated March 25, 2009, with respect to the financial statements of certain subaccounts of Monumental Life Insurance Company Separate Account VA CC, which are available for investment by the contract owners of the Advisor’s Edge Variable Annuity, and (3) dated March 25, 2009, with respect to the financial statements of certain subaccounts of Monumental Life Insurance Company Separate Account VA CC, which are available for investment by the contract owners of the Advisor’s Edge Select Variable Annuity included in Post-Effective Amendment No. 5 to the Registration Statement (Form N-4 No. 333-146323) under the Securities Act of 1933 and related Prospectuses of the Advisor’s Edge Variable Annuity and Advisor’s Edge Select Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 27, 2009